Exhibit 4.159

AMENDMENT NO. 11

TO

NOTE PURCHASE AGREEMENT

dated as of March 20, 2007

among

RENTAL CAR FINANCE CORP.,

an Oklahoma corporation

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.,

a Delaware corporation

THE CONDUIT PURCHASERS PARTY HERETO

THE COMMITTED PURCHASERS PARTY HERETO

THE MANAGING AGENTS PARTY HERETO

and

DRESDNER KLEINWORT SECURITIES LLC,

as Administrative Agent

AMENDMENT NO. 11

TO NOTE PURCHASE AGREEMENT

This Amendment No. 11 to Note Purchase Agreement dated as of March 20, 2007 (this “Amendment”) is made among Rental Car Finance Corp., an Oklahoma corporation (“RCFC”), Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“DTAG”), the entities party hereto as Conduit Purchasers (the “Conduit Purchasers”), the entities party hereto as Committed Purchasers (the “Committed Purchasers”), the entities party hereto as Managing Agents (the “Managing Agents”), and Dresdner Kleinwort Securities LLC (the “Administrative Agent”).

RECITALS:

A.          RCFC, DTAG, the Conduit Purchasers, the Committed Purchasers, the Managing Agents and Bank One, NA, as administrative agent, entered into that certain Note Purchase Agreement dated as of December 15, 2000, as amended by (i) Amendment No. 1 to Note Purchase Agreement dated as of April 20, 2001, (ii) Amendment No. 2 to Note Purchase Agreement dated as of January 31, 2002, (iii) Amendment No. 3 to Note Purchase Agreement dated as of April 16, 2002, (iv) Addendum to Note Purchase Agreement dated as of August 15, 2002, (v) Amendment No. 4 to Note Purchase Agreement dated as of December 12, 2002, (vi) Amendment No. 5 to Note Purchase Agreement dated as of March 18, 2003, (vii) Amendment No. 6 to Note Purchase Agreement dated as of December 10, 2003, (viii) Amendment No. 7 to Note Purchase Agreement dated as of March 24, 2004, (ix) Amendment No. 8 to Note Purchase Agreement dated as of March 22, 2005, (x) Amendment No. 9 to Note Purchase Agreement dated as of February 1, 2006, and (xi) Amendment No. 10 to Note Purchase Agreement dated as of March 17, 2006 (as amended to the date hereof, the “Note Purchase Agreement”).

B.           The parties hereto wish to amend the Note Purchase Agreement as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.           Defined Terms. Capitalized terms used in this Amendment not herein defined shall have the meanings contained in the Note Purchase Agreement. For purposes of this Amendment, “Amendment Effective Date” means the later of (i) March 26, 2007 and (ii) the date on which all conditions precedent to the effectiveness of this Amendment, as set forth in Section 3 hereof, have been satisfied.

2.           Amendment. Upon the terms and subject to the conditions set forth in this Amendment and in reliance on the representations and warranties of the parties hereto set forth in this Amendment, the parties hereto hereby agree that the definition of “Expiration Date” contained in Section 1.01 of the Note Purchase Agreement is hereby amended in its entirety to read as follows:

“Expiration Date” means June 25, 2007, as such date may be extended by agreement in writing of the parties hereto.”

3.            Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon satisfaction of the following conditions precedent:

(a)          The Administrative Agent shall have received counterparts of this Amendment signed by the parties hereto.

(b)         Each of the representations and warranties in the Amended Series Documents (hereinafter defined) and in Sections 4 and 5 below shall be true and correct in all material respects.

(c)          The Administrative Agent and Managing Agents shall have received counterparts of the Fee Letter dated the Amendment Effective Date or a date prior thereto and signed by the parties thereto. Each Managing Agent shall have received payment of the fees required to be paid pursuant to such Fee Letter.

(d)          No Amortization Event, Liquidation Event of Default or Limited Liquidation Event of Default or event which, with the giving of notice or the passage of time or both would constitute any of the foregoing, shall have occurred or be continuing.

4.           Representations and Warranties of RCFC. RCFC hereby makes the following representations and warranties to the Purchasers, the Managing Agents and the Administrative Agent, as of the date hereof and as of the Amendment Effective Date, and the Purchasers, the Managing Agents and the Administrative Agent shall be deemed to have relied on such representations and warranties in entering into this Amendment.

(a)         The performance of RCFC’s obligations under this Amendment and the Series Documents, as amended by this Amendment (the “Amended Series Documents”), and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than any Lien created by the Amended Series Documents), charge or encumbrance upon any of the property or assets of RCFC pursuant to the terms of, any indenture, mortgage, deed or trust, loan agreement or other material agreement or instrument to which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its Certificate of Incorporation or By-laws or any Governmental Rule applicable to RCFC.

(b)         No Governmental Action which has not been obtained is required by or with respect to RCFC in connection with the execution and delivery of this Amendment by RCFC or the consummation by RCFC of the transactions contemplated thereby or by the Amended Series Documents.

(c)         This Amendment has been duly authorized, executed and delivered by RCFC, and this Amendment and the Amended Series Documents are the valid and legally binding obligations of RCFC, enforceable against RCFC in accordance with their respective terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(d)         There is no pending or, to RCFC’s knowledge, threatened action, suit or proceeding by or against RCFC before any Governmental Authority or any arbitrator (i) with respect to this Amendment or any Amended Series Document or any of the transactions contemplated herein or therein, or (ii) with respect to RCFC which, in the case of any such action, suit or proceeding with respect to RCFC, if adversely determined, would have a material adverse effect on the ability of RCFC to perform its obligations hereunder or thereunder.

5.           Representations and Warranties of DTAG. DTAG hereby makes the following representations and warranties to the Purchasers, the Managing Agents and the Administrative Agent as of the date hereof and as of the Amendment Effective Date, and the Purchasers, the Managing Agents and the Administrative Agent shall be deemed to have relied on such representations and warranties in entering into this Amendment:

(a)         The performance of the obligations of DTAG under this Amendment and the Amended Series Documents to which it is a party and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than any Lien created by the Amended Series Documents), charge or encumbrance upon any of the property or assets of DTAG pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it or any of its Affiliates is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its Certificate of Incorporation or By-laws or any Governmental Rule applicable to DTAG.

(b)         No Governmental Action which has not been obtained is required by or with respect to DTAG in connection with the execution and delivery of this Amendment or the consummation by DTAG of the transactions contemplated hereby or thereby or by the Amended Series Documents to which it is a party.

(c)         This Amendment has been duly authorized, executed and delivered by DTAG and this Amendment and the Amended Series Documents to which it is a party are the valid and legally binding obligations of DTAG, enforceable against DTAG in accordance with their respective terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(d)         There is no pending or, to the knowledge of DTAG, threatened action, suit or proceeding by or against DTAG before any Governmental Authority or any arbitrator (i) with respect to this Amendment or any Amended Series Document to which it is a party or any of the transactions contemplated herein or therein, or (ii) with respect to DTAG which, in the case of any such action, suit or proceeding with respect to DTAG, if adversely determined, would have a material adverse effect on the ability of DTAG to perform its obligations hereunder or thereunder.

6.	Reference to and Effect on Note Purchase Agreement.

(a)         Upon and after the effectiveness of this Amendment, each reference in the Note Purchase Agreement to “this Agreement”, “hereunder”, or words of like import referring to the Note Purchase Agreement, and each reference in the Series Documents to “the Note Purchase Agreement”, “the Series 2000-1 Note Purchase Agreement”, “thereunder”, “thereof” or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement as modified hereby.

(b)         Except as specifically modified above, the Note Purchase Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The consents contained herein are limited to the specific facts and circumstances set forth therein and shall not operate as a waiver of, or a consent to any variation from, any other provision of the Note Purchase Agreement or any of the Series Documents.

(c)         The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Series Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Series Documents.

7.           Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.            Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.            Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

RENTAL CAR FINANCE CORP., as Seller

By:	____________________________________

Pamela S. Peck

Vice President and Treasurer

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., as Master Servicer

By:	____________________________________
Pamela S. Peck
Vice President and Treasurer

BEETHOVEN FUNDING CORPORATION, as a Conduit Purchaser

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

DRESDNER BANK AG, as a Committed Purchaser and as the Managing Agent for the Dresdner Ownership Group

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

DRESDNER KLEINWORT SECURITIES LLC, as Administrative Agent

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

LIBERTY STREET FUNDING CORP., as a Conduit Purchaser

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as the Managing Agent for the BNS Ownership Group

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Committed Purchaser

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

AMSTERDAM FUNDING CORPORATION, as a Conduit Purchaser

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

ABN AMRO BANK N.V., as a Committed Purchaser and as the Managing Agent for the ABN Ownership Group

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

PARK AVENUE RECEIVABLES COMPANY, LLC, as Conduit Purchaser

By:	JPMorgan Chase Bank, National Association, as attorney-in-fact for Park Avenue Receivables Company, LLC

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

STARBIRD FUNDING CORPORATION, as a Conduit Purchaser

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

BNP PARIBAS, NEW YORK BRANCH, as a Committed Purchaser and as the Managing Agent for the BNP Paribas Ownership Group

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

WORKING CAPITAL MANAGEMENT CO., LP, as Conduit Purchaser and as a Committed Purchaser

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

MIZUHO CORPORATE BANK, LTD., as the Managing Agent for the Mizuho Ownership Group

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

Consented to as of the date first written above:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

a New York banking corporation, as Trustee

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

CREDIT SUISSE, ACTING THROUGH ITS NEW YORK

BRANCH, as the Series 2000-1 Letter of Credit Provider

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________

By:	___________________________________________________
Name:	__________________________________________
Title:	__________________________________________